UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2006
                                                          --------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-9390                  95-2698708
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(State or other jurisdiction    (Commission File          (I.R.S. Employer
     of incorporation)               Number)            Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                              92123
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(Address of principal executive offices)                     (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

|  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                  ---------------------------------------------

         On May 16, 2006, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, announcing the company's second-quarter results and third-quarter guidance and updating its fiscal 2006 forecast.

         Jack in the Box Inc. will conduct a conference call on May 16, 2006, at 8:30 a.m. PDT to review Jack in the Box Inc. second-quarter results and guidance for the third quarter and fiscal 2006. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. For a limited time, investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

                  (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.             Description
-------           -----------

 99.1             Press Release of Jack in the Box Inc. dated May 16, 2006


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                JACK IN THE BOX INC.
                                       By:      JERRY P. REBEL
                                                ----------------------------
                                                Jerry P. Rebel
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                (Duly Authorized Signatory)
                                                Date: May 16, 2006